UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No.___)

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CLOUGH GLOBAL DIVIDEND AND INCOME FUND

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CLOUGH GLOBAL DIVIDEND AND INCOME FUND

CLOUGH GLOBAL EQUITY FUND

CLOUGH GLOBAL OPPORTUNITIES FUND

(each a “Fund,” and collectively, the “Funds”)

1700 Broadway, Suite 2100

Denver, CO 80290

NOTICE OF JOINT ANNUAL MEETING OF SHAREHOLDERS

May 18, 2026

To the Shareholders of the Funds:

Notice is hereby given that the Joint Annual Meeting of Shareholders (the “Meeting”) of the Funds will be held virtually as a telephone conference call meeting on July 6, 2026 at 9:00 a.m. (Mountain time). The purpose of the Meeting is to consider and vote upon the following:

1.	Shareholders of Clough Global Dividend and Income Fund are being asked to elect one (1) Trustee of such Fund, to hold office for the term indicated and until his or her successor shall have been elected and qualified;

2.	Shareholders of Clough Global Equity Fund are being asked to elect three (3) Trustees of such Fund, each to hold office for the term indicated and until his successor shall have been elected and qualified;

3.	Shareholders of Clough Global Opportunities Fund are being asked to elect two (2) Trustees of such Fund, each to hold office for the term indicated and until his successor shall have been elected and qualified; and

4.	The transaction of such other business as may properly come before the Meeting or any adjournments thereof.

These items are discussed in greater detail in the enclosed Proxy Statement.

The close of business on May 8, 2026 has been fixed as the record date for the determination of shareholders entitled to notice of and to vote at the Meeting and any adjournments thereof. To participate in the Meeting, you must email shareholdermeetings@computershare.com no later than 5:00 p.m. Eastern Time on June 30, 2026 and provide your full name and address. You will then receive an email from Computershare Fund Services containing the conference call dial-in information and instructions for participating in the Meeting.

YOUR VOTE IS IMPORTANT REGARDLESS OF THE SIZE OF YOUR HOLDINGS IN A FUND. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING VIRTUALLY, WE ASK THAT YOU PLEASE EITHER VOTE VIA THE INTERNET, TELEPHONE OR COMPLETE AND SIGN THE ENCLOSED PROXY CARD AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE, WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES.

By Order of the Board of Trustees of:
Clough Global Dividend and Income Fund
Clough Global Equity Fund
Clough Global Opportunities Fund

Christopher Moore
Secretary

CLOUGH GLOBAL DIVIDEND AND INCOME FUND (“GLV”)

CLOUGH GLOBAL EQUITY FUND (“GLQ”)

CLOUGH GLOBAL OPPORTUNITIES FUND (“GLO”)

(Each a “Fund” and collectively, the “Funds”)

JOINT ANNUAL MEETING OF SHAREHOLDERS

July 6, 2026

PROXY STATEMENT

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees (“Board” or “Trustees”) of the Funds for use at the Joint Annual Meeting of Shareholders of the Funds (the “Meeting”) to be held on Monday, July 6, 2026, at 9:00 a.m. Mountain Time, virtually, as a telephone conference call meeting, and at any adjournments thereof. This Proxy Statement is first being sent to shareholders on or around May 18, 2026.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS
FOR THE SHAREHOLDER MEETING TO BE HELD ON JULY 6, 2026

Each Fund’s Proxy Statement, notice and form of proxy card are available at https://www.proxy-direct.com/clo-35189. The Funds’ most recent annual report, including audited financial statements for the fiscal year ended October 31, 2025, is available upon request, without charge, by writing to the Funds c/o Paralel Technologies LLC, 1700 Broadway, Suite 2100, Denver, CO 80290, by calling the Funds at 1.855.425.6844, or via the internet at CloughCEFs.com.

To participate in the Meeting, you must email shareholdermeetings@computershare.com no later than 5:00 p.m. Eastern Time on June 30, 2026 and provide your full name and address. You will then receive an email from Computershare Fund Services containing the conference call dial-in information and instructions for participating in the Meeting. If you hold your shares through an intermediary, such as a bank or broker, you must register in advance to attend the Meeting. To register, you must submit proof of your proxy power (legal proxy) reflecting your Fund holdings along with your name and email address to Computershare Fund Services, the Fund’s tabulator. You may forward an email from your intermediary or attach an image of your legal proxy to shareholdermeetings@computershare.com. Requests for registration must be received no later than 5:00 p.m. Eastern Time on June 30, 2026. You will then receive an email from Computershare Fund Services containing the conference call dial-in information and instructions for participating in the Meeting.

If the enclosed proxy card is properly executed and returned in time to be voted at the Meeting, the Shares represented thereby will be voted “FOR” the proposal listed in the Notice, unless instructions to the contrary are marked thereon, and in the discretion of the proxy holders as to the transaction of any other business that may properly come before the Meeting. Any shareholder who has given a proxy has the right to revoke it at any time prior to its exercise either by attending the Meeting and voting his or her shares or by submitting a letter of revocation or a later-dated proxy to a Fund at the above address prior to the date of the Meeting.

The close of business on May 8, 2026, has been fixed as the “Record Date” for the determination of shareholders entitled to notice of and to vote at each Fund’s Meeting and all adjournments thereof.

Each Fund has one class of capital stock: common shares of beneficial interest, par value $0.001 (the “GLV Common Shares,” the “GLQ Common Shares” and the “GLO Common Shares,” respectively, and together the “Shares”). The holders of Shares are each entitled to one vote for each full Share and an appropriate fraction of a vote for each fractional Share held on such matters where such respective Shares are entitled to be cast. As of the Record Date, there were 12,409,682.8250 GLV Common Shares, 18,738,120.8920 GLQ Common Shares and 42,766,222.3190 GLO Common Shares outstanding.

The holders of a majority of the Shares entitled to vote on any matter at the Meeting present or by proxy shall constitute a quorum at the Meeting for purposes of conducting business. If a quorum is not present at the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment for a Meeting will require the affirmative vote of a majority of those Shares present at the Meeting or by proxy. If a quorum is present, the persons named as proxies will vote those proxies that they are entitled to vote “FOR” any proposal in favor of such adjournment and will vote those proxies required to be voted “AGAINST” any proposal against such adjournment.

In order that your Shares may be represented at the Meeting, you are requested to vote on the following matters:

PROPOSALS 1, 2 AND 3:

ELECTION OF NOMINEES

TO EACH FUND’S BOARD OF TRUSTEES

Each Fund’s Board is divided into three classes, each class having a term of three years. Each year the term of office for one class will expire.

Nominees for GLQ’s Board of Trustees

Listed below are the nominees for the Fund. Each nominee is currently a Trustee of the Fund. Messrs. Burke, Weber and Versaci have each been nominated by the Board for election to a three-year term to expire at the Fund’s 2029 Annual Meeting of Shareholders, or if later, until such Trustee’s successor is duly elected and qualified.

Proposal 1 Election of Trustee/Nominee	Class	Expiration of Term if Elected
Edmund J. Burke*	Class III	2029 Annual Meeting
Clifford J. Weber*	Class III	2029 Annual Meeting
Vincent W. Versaci*	Class III	2029 Annual Meeting

* Independent Trustee Nominee

Unless authority is withheld, it is the intention of the persons named in the proxy to vote the proxy “FOR” the election of each nominee named above. Each nominee has indicated that he has consented to serve as a Trustee if elected at the Meeting. If a designated nominee declines or otherwise becomes unavailable for election, however, the proxy confers discretionary power on the persons named therein to vote in favor of a substitute nominee or nominees.

Nominees for GLO’s Board of Trustees

Listed below are the nominees for the Fund. Each nominee is currently a Trustee of the Fund. Ms. DiGravio and Mr. McNally have each been nominated by the Board for election to a three-year term to expire at the Fund’s 2029 Annual Meeting of Shareholders, or if later, until such Trustee’s successor is duly elected and qualified.

Proposal 2 Election of Trustee/Nominee	Class	Expiration of Term if Elected
Karen A. DiGravio*	Class II	2029 Annual Meeting
Kevin J. McNally+	Class II	2029 Annual Meeting

+ Interested Trustee Nominee

* Independent Trustee Nominee

Unless authority is withheld, it is the intention of the persons named in the proxy to vote the proxy “FOR” the election of each nominee named above. Each nominee has indicated that he/she has consented to serve as a Trustee if elected at the Meeting. If a designated nominee declines or otherwise becomes unavailable for election, however, the proxy confers discretionary power on the persons named therein to vote in favor of a substitute nominee or nominees.

Nominees for GLV’s Board of Trustees

Listed below is the nominee for the Fund. The nominee is currently a Trustee of the Fund. Mr. Crescenzi has been nominated by the Board for election to a three-year term to expire at the Fund’s 2029 Annual Meeting of Shareholders, or if later, until such Trustee’s successor is duly elected and qualified.

Proposal 3 Election of Trustee/Nominee	Class	Expiration of Term if Elected
Adam D. Crescenzi*	Class I	2029 Annual Meeting

*Independent Trustee Nominee

Unless authority is withheld, it is the intention of the person named in the proxy to vote the proxy “FOR” the election of the nominee named above. The nominee has indicated that he has consented to serve as a Trustee if elected at the Meeting. If a designated nominee declines or otherwise becomes unavailable for election, however, the proxy confers discretionary power on the person named therein to vote in favor of a substitute nominee or nominees.

Information about each Trustee’s Professional Experience and Qualifications

Provided below is a brief summary of the specific experience, qualifications, attributes or skills for each Trustee that warranted his/her consideration as a Trustee/Nominee to the Board of each Fund, which are registered as individual investment companies under the Investment Company Act of 1940, as amended (“1940 Act”). In addition, since being appointed to the Board, each Trustee has further enhanced his or her experience and skills, in conjunction with the other Trustees, through the Board’s oversight of the Funds’ officers in dealing with a diverse range of topics, to include but not limited to, portfolio management, legal and regulatory matters, compliance oversight, preparation of financial statements and oversight of the Funds’ multiple service providers.

Adam D. Crescenzi – Mr. Crescenzi has served as the Founding Partner of Simply Tuscan Imports LLC since 2007. He has been a founder and investor of several start-up technology and service firms and has served as a director of both public and private corporations. Currently, he advises businesses and non-profit organizations on issues of strategy, marketing, and governance. He has been named President Emeritus: The Naples Italian Cultural Society and the Founders Fund, Inc.

Mr. Crescenzi retired from CSC Index as Executive Vice-President of Management Consulting Services and Managing Director of CSC INDEX European Operations. After twenty-three years of consulting to the Fortune Magazine top fifty international companies, he has committed his energies to philanthropic organizations.

Mr. Crescenzi graduated from the Greater Naples Leadership program in 2014. He previously served as a Trustee of Dean College from 2003 to 2015. He has been a founding partner and investor of several start-up technology and service firms, such as Telos Partners, a strategic business advisory firm, Creative Realties, Inc., a creative arts technology firm, and ICEX, Inc., whose principal business is web-based corporate exchange forums. Prior to being involved in multiple corporate start-ups, he served for nine years as a Trustee of Dean College and the Naples Botanical Gardens during their successful transformational years. During his career, Mr. Crescenzi has also served with various philanthropic organizations such as the Boston College McMullen Museum of Arts. Mr. Crescenzi has served as Trustee since each Fund’s inception. Mr. Crescenzi has also served as a member of the Audit Committee and Governance and Nominating Committee during his tenure as a Trustee for each Fund. Mr. Crescenzi has served as Chairman of the Governance and Nominating Committee for each Fund since 2006. The Board, in its judgement of Mr. Crescenzi’s professional business and consulting experience, including his experience serving as a trustee of closed-end investment companies, believes Mr. Crescenzi contributes a skilled and diverse perspective to the Board.

Hon. Vincent W. Versaci – Judge Versaci has served as a Judge for the State of New York since January 2003. Currently, Judge Versaci serves as Acting Supreme Court Justice and Surrogate Court Judge for Schenectady County, New York. In his capacity as Schenectady County’s Surrogate Court Judge since May of 2010, Judge Versaci has presided over thousands of matters and supervised the activities of tens of thousands of fiduciaries in estates, guardianships and all types of trust proceedings including testamentary, inter vivos and multi-generational irrevocable trusts. Judge Versaci oversees the distribution of millions of dollars of assets annually and is charged with monitoring the activities of thousands of corporate and individual fiduciaries to ensure that they are prudently investing and preserving assets for designated beneficiaries.

In recognition of Judge Versaci’s experience and expertise in New York Trusts and Estates Law, particularly in the area of fiduciary matters, he has received several accolades and notable appointments. In 2019, the Presiding Judge of New York’s Appellate Division, Third Department, appointed Judge Versaci to the Administrative Board for the Offices of Public Administrators (“The Administrative Board”). Public Administrators are appointed by statute to administer estates of decedents where there is no other person or entity to perform these fiduciary functions. The Administrative Board oversees their activities and promulgates rules with respect to the oversight of Public Administrators across New York State, including New York City. Additionally, in 2018, New York’s Chief Administrative Judge selected Judge Versaci to serve as a member of New York’s Surrogate’s Court Advisory Committee. This standing committee is charged with reviewing current laws and practices and recommending proposed legislation and changes to the regulations and procedures affecting all aspects of New York Trusts and Estates Law.

Prior to becoming Surrogate and Supreme Court Justice, Judge Versaci served as City Court Judge for the City of Schenectady from 2003 to 2010 where he presided over a demanding volume and vast array of criminal and civil matters. At that time, he was noted to be the second youngest judge in the State of New York. Judge Versaci has also served as an Adjunct Professor and a practicing attorney with an emphasis on civil and criminal litigation primarily in New York State and Federal Courts. Judge Versaci is frequently asked to speak to a variety of local, State and Federal Bar Associations and other groups on a variety of topics relating to Trusts and Estates, as well as fiduciary roles and responsibilities.

Judge Versaci has served as a Trustee of each Fund and as a member of each Fund’s Audit Committee and Governance Committee and Nominating Committee since March 2013. In addition, Judge Versaci has served as Chair of the Qualified Legal Compliance Committee of each Fund since 2017. Since being appointed to the Board by the Funds’ Trustees, Judge Versaci has contributed significantly to the Board’s oversight of the Funds’ officers and has successfully managed a diverse range of topics, including portfolio management, legal and regulatory matters, compliance oversight, preparation of financial statements and oversight of the Funds’ multiple service providers. The Board, in its judgment of Judge Versaci’s professional experience as a reputable attorney and judge, and as a trustee of closed-end investment companies, believes Judge Versaci offers a unique and diverse perspective to the Board and lends a particular expertise in ethics and fiduciary matters that is invaluable to our partnership.

Karen A. DiGravio – Ms. DiGravio has over 22 years of industry experience focused on finance, accounting, compliance and risk management in the asset management industry. Most recently, she was a Partner, Chief Financial Officer and Chief Compliance Officer of Westfield Capital Management (“Westfield”), a Boston based asset manager with over $25 billion in assets under management currently. She served as a financial and compliance consultant to Westfield in 2013 and was also a member of the Westfield Advisory Board from 2013 to 2016. While at Westfield, Ms. DiGravio led the finance, accounting and compliance functions and chaired the firm’s Operating and Risk Management Committee. A 1991 graduate of Connecticut College, Ms. DiGravio is currently co-chair of Connecticut College’s 1911 Society and was also a member of the college’s President’s Leadership Council from 2018 to 2025. She received her MBA in General Management from the Boston University School of Management in 1997. Ms. DiGravio has served as a member of each Fund’s Audit Committee and Governing and Nominating Committee and as a Trustee since August 2017. In addition, Ms. DiGravio has served as the Audit Committee Financial Expert and Chair of each Fund’s Audit Committee during her tenure as a Trustee of the Funds. The Board, in its judgement of Ms. DiGravio’s professional business experience, including her experience serving as chief financial officer and chief compliance officer of an asset management firm and experience serving as a trustee of closed-end investment companies, believes Ms. DiGravio contributes an experienced and diverse perspective to the Board.

Clifford J. Weber – Mr. Weber has more than 26 years of experience in the financial markets where he has successfully led businesses and created products in exchange-traded funds (ETFs) and listed derivatives. His areas of expertise include trading markets and derivatives regulation. He currently provides consulting services to the financial industry and serves as an independent trustee of certain mutual funds, ETFs and variable annuity trusts. From 2013 to 2015 he was Executive Vice President of Global Index and Exchange Traded Products at the NYSE, and Executive Vice President, Head of Strategy and Product Development at NYSE Liffe from 2008 to 2013. Prior to that, Mr. Weber spent 18 years at the U.S. American Stock Exchange where he was instrumental in the development of the Amex’s dominant ETF business, running that business from 2000-2008, and the Amex’s Closed-End Fund business. He received a B.A. degree in Biochemistry from Dartmouth College, and an M.S.E. degree in Systems, with a concentration in Operations Research, from the University of Pennsylvania. He has been featured in numerous media publications and financial shows, has been published in various financial publications, and is co-author of “Equity Flex Options: The Financial Engineer’s Most Versatile Tool.” He is a named inventor on twenty-one issued patents, all in the field of financial innovation. Mr. Weber has served as the Board’s Chairman since 2024, as well as a member of each Fund’s Audit Committee and Governance and Nominating Committee and as a Trustee since August 2017. The Board, in its judgment of Mr. Weber’s professional business experience, including his positions with national securities exchanges and serving on the boards of registered investment companies, believes Mr. Weber contributes a diverse and experienced perspective to the Board.

Edmund J. Burke – Mr. Burke retired from ALPS Holdings, Inc. in 2019. He previously served as Director of ALPS Fund Services, Inc. (“ALPS”), Director, and President of ALPS Holdings, Inc. (a wholly-owned subsidiary of SS&C Technologies, Inc. (“SS&C”) and ALPS Advisors, Inc., and a Director of ALPS Distributors, Inc. and ALPS Portfolio Solutions Distributor, Inc. These organizations specialize in the day-to-day operations associated with both open- and closed-end investment companies, exchange traded funds and hedge funds. In addition, Mr. Burke is also currently Trustee of the ALPS ETF Trust and Trustee of the Financial Investors Trust, each an open-end investment company, and Trustee of the Liberty All-Star Equity Fund and Director of the Liberty All-Star Growth Fund, Inc., each a closed-end investment company. Mr. Burke has served as an Interested Trustee for each Fund since 2006 and became an Independent Trustee effective November 1, 2021. The Board, in its judgment of Mr. Burke’s long-term professional experience with operational requirements and obligations in operating closed-end investment companies and as a trustee of closed-end investment companies, believes Mr. Burke contributes a diverse and experienced perspective to the Board.

Kevin McNally – Mr. McNally is currently a Portfolio Manager at Absolute Investment Advisers (“Absolute”) and serves as the portfolio manager for a mutual fund, a hedge fund, and separately managed accounts advised by Absolute that invest primarily in closed-end funds. He has over 33 years of industry experience focusing almost exclusively on closed-end funds. Prior to joining Absolute in 2024, he served as a Managing Director at Clough Capital Partners, LP from 2014-2023. Prior to that, he served as the Director of Closed-End Funds at ALPS Fund Services, Inc. from 2003 to 2014, where he was instrumental in launching approximately $13 billion in total assets of CEFs, including the three Clough CEFs. Prior to that, Mr. McNally was Director of Closed-End Fund and ETF Research at Smith Barney, a division of Citigroup Global Markets, Inc. from 1998 to 2003, and Director of Closed-End Fund and ETF Marketing at Morgan Stanley Dean Witter Discover & Co. from 1997 to 1998. Previously, he was an analyst covering closed-end funds in the Mutual Fund Research Department at Merrill Lynch, Pierce, Fenner, & Smith, Inc. from 1994 to 1997, and also was Manager of the Closed-End Fund Marketing Department at Prudential Securities from 1992 to 1994. He has been quoted in The Wall Street Journal, Barrons, and several other publications and has also appeared on TV as a closed-end fund and ETF expert. Mr. McNally received a Bachelor of Arts degree from the University of Massachusetts at Amherst in 1991 and an MBA in Finance from New York University’s Stern School of Business in 1998. Mr. McNally has served as Trustee for each Fund since 2017 and as an interested trustee he does not serve as a member of the Audit and Governance and Nominating Committees. The Board, in its judgment of Mr. McNally’s professional experience in the investment management and investment banking businesses, including his serving on the boards of closed-end funds, believes Mr. McNally contributes a diverse and knowledgeable perspective to the Board.

EACH FUND’S BOARD, INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” THE ELECTION OF THE FUND’S RESPECTIVE NOMINEES.

Additional Information about each Trustee/Nominee and the Fund’s Officers

The table below sets forth the names, addresses and years of birth of the nominees, Trustees and principal officers of the Funds, the year each was first elected or appointed to office, their term of office, their principal business occupations during at least the last five years, the number of portfolios overseen by each Trustee of the Fund Complex and their other directorships of public companies.

Name, Address[1] and Year of Birth	Position(s) Held with the Funds	Term of office and length of service with the Funds[2]	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee During the Past Five Years
Non-Interested Trustees
Edmund J. Burke 1961	Trustee	Trustee since: GLV: 2006 GLQ: 2006 GLO: 2006 Term expires: GLV: 2028 GLQ: 2026 GLO: 2027	Mr. Burke joined the board of Glucose Health in October 2025 and is currently a passive partner at ETF Action, a web-based system that provides data and analytics to registered investment advisers, (since 2020) and a Director of Alliance Bioenergy Plus, Inc., a technology company focused on emerging technologies in the renewable energy, biofuels, and bioplastics technology sectors (since 2020) and BlueBiofuels Inc, a public company in the alternative energy sector (since 2020.) Mr. Burke joined ALPS in 1991, serving as the President and Director of ALPS Holdings, Inc., and ALPS Advisors, Inc., and Director of ALPS Distributors, Inc., ALPS Fund Services, Inc., and ALPS Portfolio Solutions Distributor, Inc. until his retirement in 2019.	3	Mr. Burke is also Trustee of Financial Investors Trust (17 funds), Liberty All-Star Equity Fund, Inc., Liberty All-Star Growth Fund, Inc., and ALPS ETF Trust (23 funds).

Name, Address[1] and Year of Birth	Position(s) Held with the Funds	Term of office and length of service with the Funds[2]	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee During the Past Five Years
Adam D. Crescenzi 1942	Vice-Chairman of the Board and Trustee	Trustee since: GLV: 2004 GLQ: 2005 GLO: 2006 Term expires: GLV: 2026 GLQ: 2027 GLO: 2028	Mr. Crescenzi has served as the Founding Partner of Simply Tuscan Imports LLC since 2007. He has been a founder and investor of several start-up technology and service firms and has served as a director of both public and private corporations. Currently, he advises businesses and non-profit organizations on issues of strategy, marketing, and governance. He has been named President Emeritus: The Naples Italian Cultural Society and the Founders Fund, Inc.	3	None
Karen A. DiGravio 1969	Trustee	Trustee since: GLV: 2017 GLQ: 2017 GLO: 2017 Term expires: GLV: 2027 GLQ: 2028 GLO: 2026	Ms. DiGravio is retired. She was a Partner, Chief Financial Officer and Chief Compliance Officer of Westfield Capital Management. Thereafter, she served as a financial and compliance consultant to Westfield in 2013 and was also a member of the Westfield Advisory Board from 2013 to 2016. In addition, she is currently co-chair of Connecticut College’s 1911 Society and was also a member of the college’s President’s Leadership Council from 2018 to 2025.	3	None
Hon. Vincent W. Versaci 1971	Trustee	Trustee since: GLV: 2013 GLQ: 2013 GLO: 2013 Term expires: GLV: 2028 GLQ: 2026 GLO: 2027	Judge Versaci has served as a Judge in the New York State Courts since January 2003. Currently, Judge Versaci is assigned as an Acting Supreme Court Justice and also presides over the Surrogate’s Court for Schenectady County, New York. Previously, Judge Versaci has served as an Adjunct Professor at Schenectady County Community College and a practicing attorney with an emphasis on civil and criminal litigation primarily in New York State Courts.	3	None

Name, Address[1] and Year of Birth	Position(s) Held with the Funds	Term of office and length of service with the Funds[2]	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee During the Past Five Years
Clifford J. Weber 1963	Trustee, Chairman	Trustee since: GLV: 2017 GLQ: 2017 GLO: 2017 Term expires: GLV: 2028 GLQ: 2026 GLO: 2027	Mr. Weber is the founder of Financial Products Consulting Group, LLC (a consulting firm).	3	Mr. Weber is currently a Trustee of Janus Detroit Street Trust (19 funds), Clayton Street Trust (3 funds) and Global-X Funds (115 funds).
Interested Trustee[4]
Kevin McNally[5] 1969	Trustee	Trustee since: GLV: 2017 GLQ: 2017 GLO: 2017 Term expires: GLV: 2027 GLQ: 2028 GLO: 2026	Mr. McNally is a Portfolio Manager at Absolute Investment Advisers beginning in 2024. Previously, he was a Managing Director at Clough and served as the portfolio manager for an investment fund and separately managed accounts advised by Clough that invested primarily in closed-end funds (2014-2023).	3	None

Name, Address[1] and Year of Birth	Position(s) Held with the Funds	Term of office and length of service with the Funds[2]	Principal Occupation(s) During Past Five Years
Officers
Jeremy May 1970	President	Officer since[6] GLV: 2023 GLQ: 2023 GLO: 2023	Founder and CEO of Paralel Technologies, LLC (a fintech firm) and its wholly owned subsidiaries, Paralel Advisors (a registered investment adviser) and Paralel Distributors (a registered broker/dealer) (Since June 2020); Previously, President and Director of ALPS Fund Services, Inc., ALPS Distributors, Inc., and ALPS Portfolio Solutions Distributor, Inc., Executive Vice President and Director of ALPS Holdings, Inc. and ALPS Advisors, Inc. (1995 to 2019).
Bradley Swenson 1972	Chief Compliance Officer (“CCO”)	Officer since[6] GLV: 2023 GLQ: 2023 GLO: 2023	Mr. Swenson is President and Chief Compliance Officer, Paralel Distributors LLC, since May 2022; Chief Compliance Officer, Paralel Technologies, since January 2023; President, TruePeak Consulting, LLC, 2021-2022; President, ALPS Fund Services, Inc. (“ALPS”) June 2019 to June 2021; Chief Operating Officer, ALPS 2015 to 2019.
Jill Kerschen 1975	Treasurer	Officer since[6] GLV: 2023 GLQ: 2023 GLO: 2023	Ms. Kerschen joined Paralel in 2021 and is currently Director, Client Engagement. Prior to joining Paralel she was Vice President at ALPS Advisors, Inc. from 2019 to 2021 and from 2013 to 2019 she served as Vice President and Fund Controller at ALPS Fund Services, Inc.
Benjamin Santos 1991	Assistant Treasurer	Officer since[6] GLV: 2026 GLQ: 2026 GLO: 2026	Mr. Santos joined Paralel in 2021 and is currently Fund Controller. He previously held multiple roles in Fund Accounting from 2015 to 2019 and was an Assistant Fund Controller from 2019 to 2021 at ALPS Fund Services, Inc.
Christopher Moore 1984	Secretary	Officer since[6] GLV: 2023 GLQ: 2023 GLO: 2023	Mr. Moore is General Counsel of Paralel Technologies LLC and its affiliates, as well as General Counsel and CCO of Paralel Advisors LLC, each since 2021. Mr. Moore served as Deputy General Counsel and Legal Operations Manager of RiverNorth Capital Management, LLC from 2020-2021; and VP, Senior Counsel of ALPS Fund Services, Inc. from 2016-2020.

1	Address: 1700 Broadway, Suite 2100, Denver, Colorado 80290, unless otherwise noted.
2	GLV commenced operations July 28, 2004, GLQ commenced operations April 27, 2005, and GLO commenced operations April 25, 2006.
3	The Fund Complex for all Trustees consists of the Clough Global Dividend and Income Fund, Clough Global Equity Fund and Clough Global Opportunities Fund.
4	“Interested Trustees” refers to those Trustees who constitute “interested persons” of the Fund as defined in the 1940 Act.
5	Mr. McNally is considered to be an “Interested Trustee” because of his prior affiliation with Clough, which acts as each Fund’s investment adviser.
6	Officers are elected annually, and each officer will hold such office until a successor has been elected by the Board.

Beneficial Ownership of GLV Common Shares, GLQ Common Shares and GLO Common Shares Held in the Fund Complex by each Trustee/Nominee

Set forth in the table below is the dollar range of equity securities held in each Fund and on an aggregate basis for the entire Family of Investment Companies overseen by each Trustee.

Independent Trustee/Nominee	Dollar Range[1] of Equity Securities Held in GLV:	Dollar Range[1] of Equity Securities Held in GLQ:	Dollar Range[1] of Equity Securities Held in GLO:	Aggregate Dollar Range of Equity Securities Held in the Family of Investment Companies[2]
Edmund J. Burke	none	none	none	none
Adam D. Crescenzi	none	none	$1-$10,000	$1-$10,000
Vincent W. Versaci	$1-$10,000	$10,001-$50,000	$1-$10,000	$10,001-$50,000
Karen DiGravio	$10,001-$50,000	$10,001-$50,000	$10,001-$50,000	$10,001-$50,000
Clifford J. Weber	none	$50,001-$100,000	$10,001-$50,000	$50,001-$100,000
Interested Trustee/Nominee
Kevin McNally	$10,001-$50,000	$10,001-$50,000	$10,001-$50,000	$10,001-$50,000

(1)	This information has been furnished by each Trustee and nominee for election as Trustee as of May 7, 2026. “Beneficial Ownership” is determined in accordance with Section 16a-1(a)(2) under the Securities Exchange Act of 1934, as amended (the “1934 Act”).
(2)	The Funds in the family of investment companies for all Trustees, consists of the Clough Global Dividend and Income Fund, Clough Global Equity Fund and Clough Global Opportunities Fund.

Trustee Transactions with Fund Affiliates

As of May 1, 2026, none of the independent trustees, meaning those Trustees who are not “interested persons” as defined in Section 2(a)(19) of the 1940 Act and are independent under the NYSE American LLC’s (“NYSE American”) Listing Standards (each an “Independent Trustee” and collectively the “Independent Trustees”), nor members of their immediate families owned securities, beneficially or of record, in Clough Capital L.P. (the “Adviser” or “Clough”), or an affiliate or person directly or indirectly controlling, controlled by, or under common control with the Adviser, other than investments in the Funds and investments in affiliated investment vehicles that, pursuant to guidance from the SEC Staff, do not affect such Trustee’s independence. Furthermore, over the past five years, neither the Independent Trustees nor members of their immediate families have had any direct or indirect interest, the value of which exceeds $120,000, in the Adviser or any of its affiliates. In addition, since the beginning of the last two fiscal years, neither the Independent Trustees nor members of their immediate families have conducted any transactions (or series of transactions) or maintained any direct or indirect relationship in which the amount involved exceeds $120,000 and to which the Adviser or any affiliate of the Adviser was a party.

Trustee Compensation

The following table sets forth certain information regarding the compensation of the Funds’ Trustees for the fiscal year ended October 31, 2025. Trustees and Officers of the Funds who are currently employed by Paralel or Clough receive no compensation or expense reimbursement from the Funds.

Compensation Table for the Fiscal Year Ended October 31, 2025.

Name of Trustee/ Nominee	Clough Global Dividend and Income Fund	Clough Global Equity Fund	Clough Global Opportunities Fund	Total Compensation Paid From the Fund Complex[1]
Adam D. Crescenzi	$20,500	$20,000	$20,000	$60,500
Vincent W. Versaci	$20,500	$20,000	$20,000	$60,500
Karen DiGravio	$22,500	$22,000	$22,000	$66,500
Clifford J. Weber	$24,600	$24,000	$24,000	$72,600
Edmund J. Burke	$20,500	$20,000	$20,000	$60,500
Jerry G. Rutledge[2]	$15,000	$15,000	$15,000	$45,000
Kevin McNally	$20,500	$20,000	$20,000	$60,500

(1)	The Fund Complex for all Trustees consists of the Clough Global Dividend and Income Fund, Clough Global Equity Fund and Clough Global Opportunities Fund.
(2)	Jerry Rutledge no longer serves as Trustee for the Fund Complex as of January 9, 2025.

Each Fund pays compensation to the Chairman of the Board (the “Chairman”) and each Independent Trustee who is not currently affiliated with Clough or their affiliates (the “Compensated Trustees”). The Compensated Trustees receive from each Fund an annual retainer of $14,000 per year plus $1,500 per Board meeting attended. The Chairman receives from each Fund an annual retainer of $16,800 per year plus $1,800 per Board meeting attended. The Audit Committee Chairman receives from each Fund an annual retainer of $15,400 per year plus $1,650 per Board meeting attended. Additional meeting fees for each telephonic Board meeting attended are as follows: (i) $500 for each Compensated Trustee; (ii) $600 for the Chairman; and (iii) $550 for the Chairman of the Audit Committee. The Compensated Trustees do not receive any additional fees for in-person or telephonic committee meetings. The Chairman, Audit Committee Chairman and each Compensated Trustee’s actual out-of-pocket expenses relating to their attendance at such meetings are also paid for by the Funds.

During the fiscal year ended October 31, 2025, the Board of GLV met five times, the Board of GLO met five times and the Board of GLQ met five times. Each Trustee then serving in such capacity attended at least 75% of the meetings of Trustees and of any committee of which he/she is a member.

Leadership Structure of the Board of Trustees

The Board, which has overall responsibility for the oversight of each Fund’s investment programs and business affairs, has appointed an Independent Trustee as Chairman of the Board whose role is to preside at all meetings of the Board. The Chairman is involved, at his discretion, in the preparation of the agendas for the Board meetings. In between meetings of the Board, the Chairman may act as liaison between the Board and the Funds’ officers, attorneys and various other service providers, including but not limited to, the Funds’ investment adviser, administrator and other such third parties servicing the Funds. The Chairman may also perform other functions as may be delegated by the Board from time to time. The Board believes that the use of an Independent Trustee as Chairman is the appropriate leadership structure for mitigating potential conflicts of interest associated with appointing an Interested Trustee as chairman and facilitates the ability to maintain a robust culture of compliance. The Board has three standing committees, each of which enhances the leadership structure of the Board: the Audit Committee; the Governance and Nominating Committee; and the Strategic Governance Advisory Committee. The Audit Committee and Governance and Nominating Committee are each chaired by, and composed of, members who are Independent Trustees. The Strategic Governance Advisory Committee consists of one Interested Trustee and two Independent Trustees.

Oversight of Risk Management

Each Fund, by the nature of its business, is confronted with various risks such as investment risk, counterparty risk, valuation risk, political risk, risk of operational failures, business continuity risk, regulatory risk, legal risk and other risks not listed here. The Board recognizes that not all risks that may affect the Funds can be known, eliminated or mitigated. In addition, there are some risks that may not be cost effective or an efficient use of each Fund’s limited resources to moderate. As a result of these realities, the Board, through its oversight and leadership, has and will continue to deem it necessary for shareholders of each Fund to bear certain and undeniable risks, such as investment risk, in order for each Fund to operate in accordance with its investment strategies.

However, as required under the 1940 Act, the Board has adopted on the Funds’ behalf a risk program that mandates the Funds’ various service providers, including the investment adviser, to adopt a variety of processes, procedures and controls to identify various risks, mitigate the likelihood of such adverse events from occurring and/or attempt to limit the effects of such adverse events on a Fund. The Board implements its oversight role by receiving a variety of quarterly written reports prepared by the Funds’ Chief Compliance Officer (“CCO”) that: (i) evaluate the operation of the Funds’ service providers; (ii) make known any material changes to the policies and procedures adopted by the Funds or their service providers since the CCO’s last report and; (iii) disclose any material compliance matter that occurred since the date of the last CCO report. In addition, the Chairman and the Independent Trustees meet quarterly in executive sessions without the presence of any Interested Trustees, the investment adviser, the administrator, or any of their affiliates. This configuration permits the Chairman and the Independent Trustees to effectively receive the information and have private discussions necessary to perform its risk oversight role, exercise independent judgment, and allocate areas or responsibility between the full Board, its various committees and certain officers of the Funds. Furthermore, the Independent Trustees have engaged independent legal counsel and auditors to assist the Independent Trustees in performing their responsibilities. As discussed above and in consideration of other factors not referenced herein, the function of the Board with respect to its leadership role concerning risk management is one of oversight and not active management or coordination of the Funds’ day-to-day risk management activities.

Audit Committee

The role of the Funds’ Audit Committee is to assist the Board in its oversight of: (i) the quality and integrity of Funds’ financial statements, reporting process and the independent registered public accounting firm (the “independent accountant”) and reviews thereof; (ii) the Funds’ accounting and financial reporting policies and practices, its internal controls and, as appropriate, the internal controls of certain service providers; (iii) the Funds’ compliance with legal and regulatory requirements; and (iv) the independent accountant’s qualifications, independence and performance. The Audit Committee is also required to prepare an audit committee report pursuant to the rules of the SEC for inclusion in each Fund’s annual proxy statement. Each Audit Committee operates pursuant to an Audit Committee Charter (the “Audit Charter”) that was most recently reviewed by the Audit Committee on December 19, 2025. The Audit Charter is available at the Funds’ website, CloughCEFs.com. As set forth in the Audit Charter, management is responsible for maintaining appropriate systems for accounting and internal control and the Funds’ independent accountant is responsible for planning and carrying out proper audits and reviews. The independent accountant is ultimately accountable to each Fund’s Board and Audit Committee, as representatives of each Fund’s shareholders. The independent accountant for the Funds reports directly to the Audit Committee.

Each Audit Committee met two times during the fiscal year ended October 31, 2025. Each Audit Committee is composed of five Independent Trustees, namely Ms. DiGravio and Messrs. Crescenzi, Weber, Burke and Judge Versaci. None of the members of the Audit Committee are “interested persons” of the Funds.

Based on the findings of the Audit Committee, the Audit Committee has determined that Ms. Karen DiGravio is each Fund’s “audit committee financial expert,” as defined in the rules promulgated by the SEC, and as required by NYSE American listing standards. Ms. DiGravio serves as the Chairman of the Audit Committee for each Fund.

Report of the Audit Committee

In performing its oversight function, on December 19, 2025, the Audit Committee met with management of the Funds and the independent accountant, Cohen & Company, Ltd. (“Cohen”). Among other things, the Audit Committee reviewed and discussed with management and Cohen, the audited financial statements of the Funds as of and for the fiscal year ended October 31, 2025, and discussed the audit of such financial statements with the independent accountant.

In addition, the Audit Committee discussed with the independent accountant the accounting principles applied by the Funds and such other matters brought to the attention of the Audit Committee by the independent accountant required by the Public Company Accounting Oversight Board (“PCAOB”) and the SEC. The Audit Committee also received from the independent accountant the written disclosures and letters required by applicable requirements of the PCAOB regarding the independent accountant's communications with the audit committee concerning independence and has discussed with the independent accountant the independent accountant's independence.

As set forth above, and as more fully set forth in the Audit Charter, the Audit Committee has significant duties and powers in its oversight role with respect to each Fund’s financial reporting procedures, internal control systems and the independent audit process.

The members of the Audit Committees are not, and do not represent themselves to be, professionally engaged in the practice of auditing or accounting and are not employed by the Funds for accounting, financial management or internal control purposes. Moreover, each Audit Committee relies on and makes no independent verification of the facts presented to it or representations made by management or the Funds’ independent accountant. Accordingly, the Audit Committee’s oversight does not provide an independent basis to determine that management has maintained appropriate accounting and/or financial reporting principles and policies, or internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee’s considerations and discussions referred to above do not provide assurance that the audit of each Fund’s financial statements has been carried out in accordance with generally accepted accounting standards or that the financial statements are presented in accordance with generally accepted accounting principles.

Based on its consideration of the audited financial statements and the discussions referred to above with management and the Funds’ independent accountant, and subject to the limitations on the responsibilities and role of the Audit Committee set forth in the Audit Charter and those discussed above, each Audit Committee recommends that each Fund’s audited financial statements, subject to the modifications discussed at the December 19, 2025 Audit Committee meeting, be included in the Funds’ Annual Report for the fiscal year ended October 31, 2025.

SUBMITTED BY THE AUDIT COMMITTEE OF EACH FUND’S BOARD OF TRUSTEES

Karen DiGravio, Chairman

Adam D. Crescenzi

Vincent W. Versaci

Clifford J. Weber

Edmund J. Burke

December 19, 2025

Governance and Nominating Committee

Each Fund’s Board has a Governance and Nominating Committee composed of five Independent Trustees as the term is defined by the NYSE American listing standards, namely Ms. DiGravio and Messrs. Crescenzi, Burke, Weber and Judge Versaci. None of the members of the Governance and Nominating Committee are “interested persons” of the Funds. Each Governance and Nominating Committee operates pursuant to a Governance and Nominating Committee Charter that was most recently reviewed by the Governance and Nominating Committee on January 16, 2025. The Governance and Nominating Committee Charter is available at the Funds’ website, CloughCEFs.com. The Governance and Nominating Committee met once during the fiscal year ended October 31, 2025. The Governance and Nominating Committee is responsible for identifying and recommending to the Board individuals believed to be qualified to become Board members and officers of the Funds in the event that a position is vacated or created. Mr. Crescenzi serves as Chairman of the Governance and Nominating Committee of each Fund.

When such vacancies or creations occur, the Governance and Nominating Committee will consider Trustee candidates recommended by a variety of sources to include each Fund’s respective shareholders. The Governance and Nominating Committee has a diversity policy. In considering Trustee candidates, the Governance and Nominating Committee will take into consideration the interest of shareholders, the needs of the Board and the Trustee candidate’s qualifications, which include but are not limited to, the diversity of the individual’s professional experience, education, individual qualification or skills.

Shareholders may submit for the Governance and Nominating Committee’s consideration recommendations regarding potential independent Board member nominees. The Governance and Nominating Committee Charter (which is available at CloughCEFs.com) includes Independent Trustee qualifications and criteria that the Governance and Nominating Committee will assess in determining whether it will consider a shareholder’s submission. In addition, the By-Laws of the Fund contain detailed requirements regarding qualifications for Independent Trustees and information that must be included with any nomination for Independent Trustee or shareholder proposal.

The following are some of the requirements and criteria in the Governance and Nominating Committee Charter and By-Laws:

(a)	The nominee must satisfy all qualifications provided under the Governance and Nominating Committee Charter and in the Fund’s organizational documents, including qualification as a possible independent Board member.

(b)	The nominee may not be the nominating shareholder, a member of the nominating shareholder group or a member of the immediate family of the nominating shareholder or any member of the nominating shareholder group.

(c)	Neither the nominee nor any member of the nominee’s immediate family may be currently employed or employed within the last year by any nominating shareholder entity or entity in a nominating shareholder group.

(d)	Neither the nominee nor any immediate family member of the nominee is permitted to have accepted directly or indirectly, during the year of the election for which the nominee’s name was submitted, during the immediately preceding calendar year, or during the year when the nominee’s name was submitted, any consulting, advisory, or other compensatory fee from the nominating shareholder or any member of a nominating shareholder group.

(e)	The nominee may not be an executive officer, Trustee (or person fulfilling similar functions) of the nominating shareholder or any member of the nominating shareholder group, or of an affiliate of the nominating shareholder or any such member of the nominating shareholder group.

(f)	The nominee may not control (as that term is defined under the 1940 Act) the nominating shareholder or any member of the nominating shareholder group (or, in the case of a holder or member that is a fund, an interested person of such holder or member as defined by Section 2(a)(19) of the 1940 Act).

(g)	A shareholder or shareholder group may not submit for consideration a nominee who has previously been considered by the Governance and Nominating Committee.

The following is a summary of requirements in the Funds’ By-Laws of the information that must be provided to a Fund regarding the shareholder or shareholder group submitting a proposed nominee and that will be considered by the Governance and Nominating Committee:

(a)	Information on the proposed nominee, including name, address, age and occupation.

(b)	Information on shares owned beneficially and of record.

(c)	Descriptions of any agreements, arrangements, or understandings (including profit interest or options) involving the Proposed Nominee and any other shareholder of record or beneficially.

(d)	A description of all commercial and business relationships and all transactions the Proposed Nominee has had with any other shareholder of record or beneficially.

(e)	A representation that the Proposed Nominee will qualify as a non-interested Trustee under Section 2(a)(19) of the Investment Company Act of 1940 and rules thereunder.

(f)	A representation that the Proposed Nominee meets the Trustee Qualifications set forth on Article III of the Fund’s By-laws.

(g)	Such other information requested by the Governance and Nominating Committee required to be disclosed in a proxy statement.

(h)	Written consent of the Proposed Nominee to being named a nominee and to serving as a Trustee.

(i)	A certificate that the Proposed Nominee will not become a party to any agreement, arrangement or understanding not disclosed to the Trust.

The nominee must provide to the Governance and Nominating Committee all information requested by the Governance and Nominating Committee that is related to the requirements and criteria in the Governance and Nominating Charter and By-Laws.

Other Board Related Matters

The Funds do not require Trustees to attend the Annual Meeting of Shareholders. No Trustees attended the Funds’ Annual Meeting of Shareholders held in 2025.

REQUIRED VOTE

Proposals 1, 2 and 3

The election of each of the listed nominees for Trustee of the Funds requires the affirmative vote of the holders of a plurality of the Shares entitled to vote and represented at the Funds’ Meeting, if a quorum is present.

Broker Non-Votes and Abstentions

The affirmative vote of a plurality of votes cast for each nominee by the holders entitled to vote for a particular nominee is necessary for the election of a nominee.

For the purpose of electing nominees, abstentions or broker non-votes will not be counted as votes cast and will have no effect on the result of the election. Abstentions or broker non-votes, however, will be considered to be present at the Meeting for purposes of determining the existence of each Fund’s quorum.

Shareholders of each Fund will be informed of the voting results of the Meeting in the Funds’ Annual Report dated October 31, 2026.

The following table shows the ownership of applicable Shares by each of the Trustees, the Trustees and Executive Officers of each Fund as a group and the persons or organizations known to each Fund to be beneficial owners of more than 5% of a Fund’s outstanding applicable Shares.

ADDITIONAL INFORMATION

Security Ownership of Certain Beneficial Owners and Management. The following table sets forth certain information with respect to the beneficial ownership of each Fund’s Shares as of the date set forth below by: (i) each person known to the Fund to beneficially own more than 5% of the outstanding shares of its common stock, (ii) each Director and Director Nominees of a Fund, (iii) each Named Executive Officer of a Fund and (iv) all Directors and executive officers of a Fund as a group. Except as otherwise indicated, each person has sole voting and investment power with respect to all shares shown as beneficially owned, subject to community property laws where applicable. Voting power is the power to vote or direct the voting of securities, and investment power is the power to dispose of or direct the disposition of securities.

Trustees and Executive Officers
Name & Address[1]	Percentage of Shares Held	Total Shares Owned
GLV Common Shares[2]
Edmund J. Burke	0%	0
Jeremy May*	0%	0
Adam D. Crescenzi	0%	0
Karen DiGravio	<1%	2,000
Jill Kerschen*	0%	0
Kevin McNally	<1%	2,000
Vincent W. Versaci	<1%	150
Clifford J. Weber	0%	0
All Trustees and Executive Officers as a group	<1%	4,150
GLQ Common Shares[2]
Edmund J. Burke	0%	0
Jeremy May*	0%	0
Adam D. Crescenzi	0%	0
Karen DiGravio	<1%	2,500
Jill Kerschen*	0%	0
Kevin McNally	<1%	1,634

Vincent W. Versaci	<1%	3,282
Clifford J. Weber	<1%	6,403
All Trustees and Executive Officers as a group	<1%	13,819
GLO Common Shares[2]
Edmund J. Burke	0%	0
Jeremy May*	0%	0
Adam D. Crescenzi	<1%	406
Karen DiGravio	<1%	2,000
Jill Kerschen*	0%	0
Kevin McNally	<1%	2,000
Vincent W. Versaci	<1%	150
Clifford J. Weber	<1%	3,393
All Trustees and Executive Officers as a group	<1%	7,949

* Mr. May is the Principal Executive Officer of each Fund. Ms. Kerschen is the Principal Financial Officer of each Fund.

5% or Greater Shareholders

GLV Common Shares[3]
Saba Capital Management, L.P. 405 Lexington Avenue, 58th Floor, New York, New York 10174	7.09%	880,115[9]
Boaz R. Weinstein 405 Lexington Avenue, 58th Floor, New York, New York 10174	7.09%	880,115[9]
Saba Capital Management GP, LLC 405 Lexington Avenue, 58th Floor, New York, New York 10174	7.09%	880,115[9]
GLQ Common Shares[3]
RiverNorth Capital Management, LLC 360 S. Rosemary Avenue, Ste. 1420 West Palm Beach, Florida 33401	7.79%	1,465,302[5]
Morgan Stanley 1585 Broadway, New York, NY 10036	7.9%	1,480,440[4]
Morgan Stanley Smith Barney LLC 1585 Broadway, New York, NY 10036	7.9%	1,480,440[4]
Sit Investment Associates, Inc. 80 South Eighth Street, Suite 3300 Minneapolis, MN 55402	11.2%	2,104,530[10]
Sit Fixed Income Advisors II, LLC c/o Sit Investment Associates, Inc. 80 South Eighth Street, Suite 3300 Minneapolis, MN 55402	11.2%	2,104,530[10]
GLO Common Shares[3]
RiverNorth Capital Management, LLC 360 S. Rosemary Avenue, Ste. 1420 West Palm Beach, Florida 33401	7.02%	3,000,464[11]
Morgan Stanley 1585 Broadway, New York, NY 10036	5.6%	2,407,124[6]
Morgan Stanley Smith Barney LLC 1585 Broadway, New York, NY 10036	5.6%	2,407,124[6]

Saba Capital Management, L.P. 405 Lexington Avenue, 58th Floor, New York, New York 10174	7.12%	3,045,940[7]
Boaz R. Weinstein 405 Lexington Avenue, 58th Floor, New York, New York 10174	7.12%	3,045,940[7]
Saba Capital Management GP, LLC 405 Lexington Avenue, 58th Floor, New York, New York 10174	7.12%	3,045,940[7]
Sit Investment Associates, Inc. 80 South Eighth Street, Suite 3300 Minneapolis, MN 55402	5.06%	2,166,630[8]
Sit Fixed Income Advisors II, LLC c/o Sit Investment Associates, Inc. 80 South Eighth Street, Suite 3300 Minneapolis, MN 55402	5.06%	2,166,630[8]

(1) The address for each Trustee and/or Officer of each Fund is 1700 Broadway, Suite 2100, Denver, Colorado 80290, unless otherwise noted.

(2) This information has been furnished by each Trustee and Officer as of May 7, 2026. “Beneficial Ownership” is determined in accordance with Section 16a-1(a)(2) under the Securities Exchange Act of 1934, as amended (the “1934 Act”).

(3) The table above shows 5% or greater shareholders’ ownership of Shares as of May 7, 2026. The information contained in this table is based on a review of Schedule 13G or 13D filings made on or before May 7, 2026.

(4) Pursuant to a Schedule 13G filing made on February 4, 2025, 1,480,440 shares may be deemed to be beneficially owned by each entity as each entity shared dispositive power for such shares.

(5) Pursuant to a Schedule 13G filing made on May 15, 2025.

(6) Pursuant to a Schedule 13G filing made on February 4, 2025, 2,407,124 shares may be deemed to be beneficially owned by each entity as each entity shared dispositive power for such shares.

(7) Pursuant to a Schedule 13D filing made on December 31, 2025, 3,045,940 shares may be deemed to be beneficially owned by each entity as each entity shared dispositive and voting power for such shares.

(8) Pursuant to a Schedule 13G filing made on August 14, 2024, 2,166,630 shares may be deemed to be beneficially owned by each entity as each entity shared dispositive and voting power for such shares.

(9) Pursuant to a Schedule 13D filing made on January 7, 2026, 880,115 shares may be deemed to be beneficially owned by each entity as each entity shared dispositive and voting power for such shares.

(10) Pursuant to a Schedule 13G filing made on March 4, 2026, 2,104,530 shares may be deemed to be beneficially owned by each entity as each entity shared dispositive and voting power for such shares.

(11) Pursuant to a Schedule 13G filing made on November 14, 2025.

Independent Registered Public Accounting Firm

Cohen & Company, Ltd. (“Cohen”), 1350 Euclid Avenue, Suite 800, Cleveland, OH 44145, has been selected to serve as each Fund’s independent registered public accounting firm for each Fund’s fiscal year ending October 31, 2026. Cohen acted as each Fund’s independent registered public accounting firm for the fiscal year ended October 31, 2025. The Funds know of no direct financial or material indirect financial interest of Cohen in any of the Funds. A representative of Cohen will not be present at the Meetings but will be available by telephone and will have an opportunity to make a statement, if asked, and will be available to respond to appropriate questions.

Principal Accounting Fees and Services

The following table sets forth the aggregate audit and non-audit fees billed to each Fund for each of the last two fiscal years for professional services rendered by the Funds’ principal accountant, Cohen.

Clough Global Dividend & Income Fund

	Fiscal year ended October 31, 2025	Fiscal year ended October 31, 2024
(a) Audit Fees (1)	$26,500	$27,500
(b) Audit-Related Fees (2)	$0	$0
(c) Tax Fees (3)	$4,000	$4,000
(d) All Other Fees (4)	$0	$0
(g) Aggregate Non-Audit Fees(5)	$4,000	$4,000

(1)	Audit Fees are fees billed for professional services rendered by Cohen for the audit of the registrant’s annual financial statements and for the services that are normally provided by Cohen in connection with the statutory and regulatory filings or engagements.
(2)	Audit-Related Fees are fees billed for assurance and related services by Cohen that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under the caption “Audit Fees”.
(3)	Tax Fees are fees billed for professional services rendered by Cohen for tax compliance, tax advice and tax planning. In all periods shown in the table, such services consisted of preparation of the registrant’s annual tax returns, excise tax returns, and review of dividend distribution calculation fees.
(4)	All Other Fees are fees billed for products and services provided by Cohen, other than the services reported under the captions “Audit Fees”, “Audit-Related Fees” and “Tax Fees”.
(5)	Aggregate Non-Audit Fees are non-audit fees billed by Cohen for services rendered to the registrant, the registrant’s investment adviser (the “Adviser”) and any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the registrant (collectively, the “Covered Entities”). The Aggregate Non-Audit Fee includes the Tax Fees disclosed pursuant to Footnote 3 above. During all periods shown in the table, no portion of such fees related to services rendered by Cohen to the Adviser or any other Covered Entity.

Clough Global Equity Fund

	Fiscal year ended October 31, 2025	Fiscal year ended October 31, 2024
(a) Audit Fees (1)	$26,500	$27,500
(b) Audit-Related Fees (2)	$0	$0
(c) Tax Fees (3)	$4,000	$4,000
(d) All Other Fees (4)	$0	$0
(g) Aggregate Non-Audit Fees(5)	$4,000	$4,000

(1)	Audit Fees are fees billed for professional services rendered by Cohen for the audit of the registrant’s annual financial statements and for the services that are normally provided by Cohen in connection with the statutory and regulatory filings or engagements.
(2)	Audit-Related Fees are fees billed for assurance and related services by Cohen that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under the caption “Audit Fees”.
(3)	Tax Fees are fees billed for professional services rendered by Cohen for tax compliance, tax advice and tax planning. In all periods shown in the table, such services consisted of preparation of the registrant’s annual tax returns, excise tax returns, and review of dividend distribution calculation fees.
(4)	All Other Fees are fees billed for products and services provided by Cohen, other than the services reported under the captions “Audit Fees”, “Audit-Related Fees” and “Tax Fees”.
(5)	Aggregate Non-Audit Fees are non-audit fees billed by Cohen for services rendered to the registrant, the registrant’s investment adviser (the “Adviser”) and any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the registrant (collectively, the “Covered Entities”). The Aggregate Non-Audit Fee includes the Tax Fees disclosed pursuant to Footnote 3 above. During all periods shown in the table, no portion of such fees related to services rendered by Cohen to the Adviser or any other Covered Entity.

Clough Global Opportunities Fund

	Fiscal year ended October 31, 2025	Fiscal year ended October 31, 2024
(a) Audit Fees (1)	$26,500	$27,500
(b) Audit-Related Fees (2)	$0	$0
(c) Tax Fees (3)	$4,000	$4,000
(d) All Other Fees (4)	$0	$0
(g) Aggregate Non-Audit Fees(5)	$4,000	$4,000

(1)	Audit Fees are fees billed for professional services rendered by Cohen for the audit of the registrant’s annual financial statements and for the services that are normally provided by Cohen in connection with the statutory and regulatory filings or engagements.
(2)	Audit-Related Fees are fees billed for assurance and related services by Cohen that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under the caption “Audit Fees”.
(3)	Tax Fees are fees billed for professional services rendered by Cohen for tax compliance, tax advice and tax planning. In all periods shown in the table, such services consisted of preparation of the registrant’s annual tax returns, excise tax returns, and review of dividend distribution calculation fees.
(4)	All Other Fees are fees billed for products and services provided by Cohen, other than the services reported under the captions “Audit Fees”, “Audit-Related Fees” and “Tax Fees”.
(5)	Aggregate Non-Audit Fees are non-audit fees billed by Cohen for services rendered to the registrant, the registrant’s investment adviser (the “Adviser”) and any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the registrant (collectively, the “Covered Entities”). The Aggregate Non-Audit Fee includes the Tax Fees disclosed pursuant to Footnote 3 above. During all periods shown in the table, no portion of such fees related to services rendered by Cohen to the Adviser or any other Covered Entity.

Each Fund’s Audit Charter requires that the Audit Committee pre-approve all audit and non-audit services to be provided by the independent registered public accountant to a Fund and all non-audit services to be provided by the independent registered public accountant to the Fund’s investment adviser and service providers controlling, controlled by or under common control with the Fund’s investment adviser (“affiliates”) that provide on-going services to a Fund (a “Covered Services Provider”), if the engagement relates directly to the operations and financial reporting of a Fund. Each Audit Committee may delegate its responsibility to pre-approve any such audit and permissible non-audit services to the Chairman of the Audit Committee, and the Chairman of the Audit Committee must report to the Fund’s Audit Committee at its next regularly scheduled meeting after the Chairman of the Audit Committee’s pre-approval of such services, his decision(s). The Audit Committee may also establish detailed pre-approval policies and procedures for pre-approval of such services in accordance with applicable laws, including the delegation of some or all of an Audit Committee’s pre-approval responsibilities to other persons (other than the investment adviser or a Fund’s officers). Pre-approval by an Audit Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to a Fund, the investment adviser, and any Covered Services Provider constitutes not more than 5% of the total amount of revenues paid by a Fund to its independent accountant during the fiscal year in which the permissible non-audit services are provided; (ii) the permissible non-audit services were not recognized by a Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the applicable Audit Committee and approved by the Audit Committee or Audit Committee Chairman prior to the completion of the audit. All of the audit and audit-related services and tax services described above for which Cohen billed the Funds fees for the fiscal year ended October 31, 2025, were pre-approved by the Audit Committee.

Other Methods of Proxy Solicitation

In addition to the solicitation of proxies by internet or mail, officers of the Funds and officers and regular employees of Clough, Paralel Technologies LLC (“Paralel”), the Funds’ administrator, and affiliates of Paralel or Clough, or other representatives of the Funds may also solicit proxies by telephone or internet. The expenses incurred in connection with preparing the Proxy Statement and its enclosures will be paid by the Funds. The Funds will also reimburse brokerage firms and others for their expenses in forwarding solicitation materials to the beneficial owners of the Funds’ Shares. In addition, the Funds have engaged Computershare Shareowner Services, LLC (“Computershare”), to assist in the proxy effort for the Funds. Under the terms of the engagement, Computershare will be providing a web site for the dissemination of these proxy materials and tabulation services.

The Investment Adviser and Administrator

Clough is the investment adviser for each Fund and its business address is 53 State Street, 27th Floor, Boston, Massachusetts 02109.

Paralel is the administrator for each Fund, and its business address is 1700 Broadway, Suite 2100, Denver, Colorado 80290.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the 1934 Act and Section 30(h) of the 1940 Act, and the rules thereunder, require the Funds’ officers and Trustees, officers and directors of the investment adviser, affiliated persons of the investment adviser, and persons who beneficially own more than 10% of a registered class of a Fund’s Common Shares (the “Reporting Persons”) to file reports of ownership and changes in ownership with the SEC and the NYSE American and to furnish the Funds with copies of all Section 16(a) forms they file. Based solely on these reports and other information provided to the Funds by the Reporting Persons, each Fund believes that all Reporting Persons timely filed the required reports during fiscal year ended October 31, 2025, except as follows: the Hon. V. Versaci filed one Form 5 filing late during the fiscal year.

OTHER MATTERS TO COME BEFORE THE MEETING

The Trustees of each Fund do not intend to present any other business at the Meeting, nor are they aware that any shareholder intends to do so. If, however, any other matters, including adjournments, are properly brought before the Meeting, the persons named in the accompanying form of proxy will vote thereon in accordance with their judgment.

Shareholder Communications with Board of Trustees

Shareholders may mail written communications to each Fund’s Board, to committees of the Board or to specified individual Trustees in care of the Secretary of the Funds, 1700 Broadway, Suite 2100, Denver, Colorado 80290. All shareholder communications received by the Secretary will be forwarded promptly to the applicable Board, the relevant Board’s committee or the specified individual Trustees, as applicable, except that the Secretary may, in good faith, determine that a shareholder communication should not be so forwarded if it does not reasonably relate to a Fund or its operations, management, activities, policies, service providers, Board, officers, shareholders or other matters relating to an investment in a Fund or is purely ministerial in nature.

SHAREHOLDER PROPOSALS

Any shareholder proposal, including any nomination by a shareholder for a person to serve as Trustee, to be considered for inclusion in a Fund’s proxy statement and form of proxy for the annual meeting of shareholders to be held in 2026 should have been received by the Secretary of the Fund no later than January 19, 2026. To submit a shareholder proposal for a Fund’s 2027 annual meeting, a shareholder is required to give to a Fund notice of, and specified information with respect to any proposals pursuant to Rule 14a-8 under the 1934 Act by January 18, 2027. In addition, pursuant to each Fund’s By-Laws, a shareholder is required to give the Fund notice of, and specified information with respect to, any proposals that such shareholder intends to present at the 2026 annual meeting not later than the close of business on the one hundred twentieth (120th) day, nor earlier than one hundred fiftieth (150th) day, prior to the first anniversary date of the date on which a Fund first mailed its proxy materials for the prior year’s annual meeting. Under the circumstances described in, and upon compliance with, Rule 14a-4(c) under the 1934 Act, a Fund may solicit proxies in connection with the 2027 annual meeting which confer discretionary authority to vote on any shareholder proposals of which the Secretary of the Fund does not receive notice in accordance with the aforementioned date. Timely submission of a proposal does not guarantee that such proposal will be included.

HOUSEHOLDING OF PROXY MATERIALS

Shareholders who share the same address and last name may receive only one copy of the proxy materials unless Broadridge, in the case of shareholders of record, or such shareholder's broker, bank or nominee, in the case of shareholders whose shares are held in street name, has received contrary instructions. This practice, known as “householding,” is designed to reduce printing and mailing costs. Shareholders desiring to discontinue householding and receive a separate copy of the proxy materials, may (1) if their shares are held in street name, notify their broker, bank or nominee or (2) if they are shareholders of record, direct a written request addressed to the Secretary of the Fund, c/o Paralel, 1700 Broadway, Suite 2100, Denver, Colorado 80290.

IF VOTING BY PAPER PROXIES, IT IS IMPORTANT THAT PROXIES BE RETURNED

PROMPTLY. SHAREHOLDERS ARE URGED TO VOTE VIA THE INTERNET, TELEPHONE OR COMPLETE AND SIGN THE ENCLOSED PROXY CARD AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE, WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES.

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CLOUGH GLOBAL DIVIDEND AND INCOME FUND

PO Box 43131

Providence, RI 02940-3131

EVERY VOTE IS IMPORTANT

EASY VOTING OPTIONS:

SCAN The QR code or visit www.proxy-direct.com to vote your shares

CALL 1-800-337-3503 Follow the recorded instructions available 24 hours

MAIL Vote, Sign and Mail in the enclosed Business Reply Envelope

VOTE AT THE TELEPHONIC MEETING on July 6, 2026 at 9:00 a.m. Mountain Time. Please refer to the Proxy Statement for instructions on how to participate in the Telephonic Meeting

Please detach at perforation before mailing.

CLOUGH GLOBAL DIVIDEND AND INCOME FUND

PROXY FOR A JOINT ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON JULY 6, 2026

This proxy is solicited on behalf of the Board of Trustees. The undersigned hereby appoints Christopher Moore, Jill Kerschen and Anne Berg and each of them, attorneys and proxies of the undersigned, with full powers of substitution and revocation, to represent the undersigned and to vote on behalf of the undersigned all shares of Clough Global Dividend and Income Fund (the “Fund”) which the undersigned is entitled to vote at the Joint Annual Meeting of Shareholders of the Fund to be held virtually, as a telephone conference call meeting on July 6, 2026 at 9:00 a.m. (Mountain time) (the “Meeting”), and at any adjournments thereof. Please refer to the Proxy Statement for instructions on how to participate in the telephonic Meeting. The undersigned hereby acknowledges receipt of the Notice of Joint Annual Meeting and Proxy Statement and hereby instructs said attorneys and proxies to vote said shares as indicated herein.

A majority of the proxies present and acting at the Meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the power and authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given.

This proxy, if properly executed, will be voted in the manner directed by the undersigned shareholder. If no direction is made, this proxy will be voted FOR the proposal and in the discretion of the proxy holder as to any other matter that may properly come before the Meeting. Please refer to the Proxy Statement for a discussion of the Proposal.

VOTE VIA THE INTERNET: www.proxy-direct.com VOTE VIA THE TELEPHONE: 1-800-337-3503

GLV_35189_051326

PLEASE SIGN, DATE ON THE REVERSE SIDE AND RETURN THE PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.

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EVERY SHAREHOLDER’S VOTE IS IMPORTANT!

VOTE THIS PROXY CARD TODAY!

Important Notice Regarding the Availability of Proxy Materials for the

Joint Annual Meeting of Shareholders to be held on July 6, 2026.

The Proxy Statement and Proxy Card for this Meeting are available at:

https://www.proxy-direct.com/par-35189

IF YOU VOTE ON THE INTERNET OR BY TELEPHONE,

YOU NEED NOT RETURN THIS PROXY CARD

Please detach at perforation before mailing.

TO VOTE, MARK A BOX BELOW IN BLUE OR BLACK INK. EXAMPLE: ☒

A	Proposal THE BOARD, INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSAL.

1.	Election of one Nominee for Trustee:
		FOR	WITHHOLD
01.	Adam D. Crescenzi	☐	☐

The transaction of such other business as may properly come before the Meeting or any adjournments thereof.

B	Authorized Signatures ─ This section must be completed for your vote to be counted.─ Sign and Date Below
Note: Please sign exactly as your name(s) appear(s) on this Proxy Card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, guardian, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature.

Date (mm/dd/yyyy) ─ Please print date below	Signature 1 ─ Please keep signature within the box	Signature 2 ─ Please keep signature within the box
/ /

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